                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT:  August 12, 1998


                                NCR CORPORATION
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           MARYLAND                      001-00395             31-0387920
(STATE OR OTHER JURISDICTION OF         (COMMISSION         (I.R.S. EMPLOYER
        INCORPORATION)                 FILE NUMBER)        IDENTIFICATION NO.)



                   1700 S. PATTERSON BLVD., DAYTON, OH 45479
                                (937) 445-5000
         (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
            AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
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Item 5. Other Events
     The Registrant's news release dated August 12, 1998, is attached and incorporated herein by reference. The news release announces that David Bearman was appointed Senior Vice President and Chief Financial Officer effective September 1, 1998, to succeed John L. Giering, who is retiring. In addition, Gary Cotschott, Senior Vice President of Worldwide Customer Services will leave to pursue other business interests.
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        NCR Corporation

Date:  August 14, 1998                  By: /s/ John L. Giering
                                            ------------------------
                                            John L. Giering, Senior
                                            Vice President and Chief
                                            Financial Officer